================================================================================

                         PROGRESSIVE RETURN FUND, INC.















                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

================================================================================

CONTENTS

Letter to Shareholders ....................................................    1
Portfolio Summary .........................................................    4
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statement of Changes in Net Assets ........................................   14
Financial Highlights ......................................................   15
Notes to Financial Statements .............................................   16
Results of Annual Meeting of Stockholders .................................   20
Description of Dividend Reinvestment & Cash Purchase Plan .................   21
Privacy Policy Notice .....................................................   23
Summary of General Information ............................................   24
Shareholder Information ...................................................   24





================================================================================

LETTER TO SHAREHOLDERS


                                                                  August 2, 2001

Dear Fellow Shareholders:

Our report for Progressive Return Fund, Inc. (the "Fund"), formerly The Portugal Fund, Inc., covering the six months ended June 30, 2001 follows. At the end of the period, the Fund's net assets were $49.3 million. Net Asset Value ("NAV") per share was $11.49, as compared to $12.37 at December 31, 2000. Following the direction of the Board of Directors (the "Board") and votes of the shareholders last year and at the Fund's annual meeting in April, the portfolio composition changed substantially under new management by Cornerstone Advisors, Inc. Investment focus changed from a concentration in Portuguese securities to a much broader diversification in U.S. and non-U.S. equities.


ECONOMIC AND MARKET SUMMARY

The U.S. economy benefited from the longest peacetime expansion in its history, having started way back in 1991. But it stalled alarmingly in the first quarter. One industry after another found itself with excess capacity and withering profits, leading to decreases in capital spending and significant layoffs.

The first quarter market downturn was broader and heavier than most expected and few industry segments were spared. The Dow Jones Industrial Average dropped 8%, the S&P 500 declined 12% and the NASDAQ Composite dove 25% for the quarter. Financials, capital goods, and health care were particularly weak and technology staged a major retreat. Outside the U.S., the picture was not pretty either, with many stock markets around the world plunging to depths not seen for years. The Morgan Stanley Capital International Europe Australasia Far East Index was down 14% in U.S. dollar terms by quarter's end.

By the end of the second quarter, the Federal Reserve had just completed the sixth interest rate cut of 2001. The three cuts made during this latest quarter slashed an additional 1.25% from rates, following up on the three made in the first quarter that totaled 1.5%. But the latest 1/4 point cut in late June, which brought the Fed funds rate down to a seven year low of only 3.75%, was treated with general disappointment by the market, even though the pace and depth of the Fed's reductions has been historically fast and deep. There has generally been a lag of at least six months before the impact of any rate cut is fully felt. As we approached the six-month point since the first of these cuts, most analysts remained mildly optimistic that growth would pick up soon, at least by the latter half of the year. However, as more economic data and corporate profit reports continued to roll in, doubts increased that the U.S. economy will indeed be able to get back on its feet by the end of 2001.

The second quarter saw a much needed rebound in all the major U.S. stock indices
- the Dow Jones Industrial Average bounced back 6%; the S&P 500 was up 5%; the NASDAQ Composite was up 17%. However, even after these rebounds, all these same indices remained mired in negative territory for the year, still down 3%, 7% and 13%, respectively, with almost all of the rebound occurring only in April. Unfortunately, many global developed markets continued to deteriorate, as the dollar remained strong.



================================================================================

PORTFOLIO PERFORMANCE

The Fund moved from an early focus in international equities into much more broadly diversified U.S. equities. In spite of the substantial downturn for many technology companies like Cisco Systems, Inc., first quarter performance was helped by the positive performance of Microsoft Corp. and International Business Machines Corp. ("IBM"). Banco Comercial Portuguese, S.A. , ("BCP"), the Fund's largest holding, declined through the quarter in line with the portfolio in general, but other international portfolio holdings, like Siemens AG and ING Groep N.V., fell even more. Even though the market retreated from the heights of the April rally, the second quarter brought some relief to a protracted market slide. Performance was helped by continuing positive returns from Microsoft and IBM and by solid recoveries in General Electric Co. and AOL Time Warner Inc. John Hancock Bank & Thrift Opportunity Fund, a closed-end fund specializing in financial securities, also provided a boost with a double-digit return for the quarter. Continuing weakness in international markets, however, moderated the gains. The Fund sold the remaining Portuguese positions in BCP and Fabrica de Porcelana Vista Alegre, S.A. as the Portuguese market showed signs of continuing decline. (This move proved timely in that the Morgan Stanley Capital International Portugal Index, down 9% for the first quarter, declined further to -25% by the end of the second quarter in U.S. dollar terms.)


OUTLOOK

Previous hopes for a third quarter recovery have apparently been dashed. We think that as the second half of 2001 unfolds, equities will remain under pressure from earnings disappointments. Continuing threats to the U.S. economy remain, such as the possibility of decline in consumer spending, lack of recovery in business capital expenditures, or emerging weakness in other parts of the world. Globally, Europe will continue to face lower growth with little hope of significant central bank rate reduction. Japan's new Prime Minister faces the daunting task of cleaning up a banking mess without further damaging a burdened economy entering its fourth recession in a decade. Asia's other export-driven economies will continue to feel the effects of cooling demand.

Nevertheless, indications appear to be growing that the U.S. economic downturn is nearing a bottom and we may see a return of more acceptable growth in 2002, possibly even by the earlier part of the year. Much about today's economic outlook for the U.S. remains positive. Inflation is still under control, the unemployment rate remains low and the positive effects of past interest rate cuts are beginning to be felt. Furthermore, additional reduction in interest rates can now be expected, the impact of recent tax rate cuts will start to be felt soon, and energy costs have been dropping, all of which should provide a further boost to economic growth.

The feeling is increasing that the worst may be behind us. We believe the stock market record of the past few years suggests that there are some eternal truths in equity investing, and that our consistent, more conservative strategies did not go out of style with the "new economy". We continue to maintain that our more conservative approach involving a long-term perspective, with an emphasis on broad diversification, balanced asset allocation and liquidity, and our current U.S. equity focus, are appropriate for our shareholders in this environment.



================================================================================

LETTER TO SHAREHOLDERS (CONCLUDED)


The Board continues to emphasize using the Fund's unique advantages to enhance long-term capital appreciation.

     -- The investment flexibility recently given by the stockholders has enabled substantial change in the Fund's holdings. This has allowed the portfolio to be much more diversified; thus moderating the negative volatility that often accompanies narrowly focused objectives.

     -- The program of repurchasing the Fund's shares has continued. Through June 30, 2001, a total of 1,063,100 shares have been bought by the Fund, representing 19.85% of the shares outstanding at the start of the program. In effect, this repurchasing of shares at a discount allows the Fund to purchase its portfolio at below market prices. It has provided a direct benefit to those remaining as shareholders by increasing the Fund's NAV per share. This program has also provided additional liquidity for those shareholders desiring to sell their shares in the Fund.

     -- The expense ratio has been substantially reduced. Working with the new investment adviser, the Board has overseen changes in and by a number of providers to improve the scope and cost of services to the Fund. In addition, the investment management agreement recently approved by shareholders provides for a waiver of management fees if Fund expenses exceed certain limits.

We believe that we have positioned Progressive Return Fund, Inc. to produce excellent returns for the long-term investor. We know you have a choice, we thank you for your support, and we look forward to continuing to serve you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman










================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                      Percent of
             Sector                                                   Net Assets
--------------------------------------------------------------------------------
 1           Drugs (Major Pharmaceuticals)                                9.5
--------------------------------------------------------------------------------
 2           Computers (Software & Services)                              7.6
--------------------------------------------------------------------------------
 3           Manufacturing (Diversified)                                  7.1
--------------------------------------------------------------------------------
 4           Computers (Hardware)                                         5.4
--------------------------------------------------------------------------------
 5           Insurance (Property-Casualty)                                4.7
--------------------------------------------------------------------------------
 6           Telephone                                                    3.8
--------------------------------------------------------------------------------
 7           Banks (Money Center)                                         3.7
--------------------------------------------------------------------------------
 8           Electronics (Semiconductors)                                 3.1
--------------------------------------------------------------------------------
 9           Broadcasting (TV, Cable, Radio)                              2.8
--------------------------------------------------------------------------------
10           Oil (Domestic Integrated)                                    2.8
--------------------------------------------------------------------------------


TOP TEN HOLDINGS, BY ISSUER

                                                                                       Percent of
     Holding                                                   Sector                  Net Assets
--------------------------------------------------------------------------------------------------
 1   Microsoft Corp.                                 Computers (Software & Services)         5.0
--------------------------------------------------------------------------------------------------
 2   General Electric Co.                            Manufacturing (Diversified)             4.5
--------------------------------------------------------------------------------------------------
 3   International Business Machines Corp.           Computers (Hardware)                    3.3
--------------------------------------------------------------------------------------------------
 4   Exxon Mobil Corp.                               Oil (Domestic Integrated)               2.8
--------------------------------------------------------------------------------------------------
 5   Citigroup Inc.                                  Insurance (Property-Casualty)           2.5
--------------------------------------------------------------------------------------------------
 6   Pfizer Inc.                                     Drugs (Major Pharmaceuticals)           2.4
--------------------------------------------------------------------------------------------------
 7   AOL Time Warner Inc.                            Broadcasting (TV, Cable, Radio)         2.1
--------------------------------------------------------------------------------------------------
 8   Wal-Mart Stores, Inc.                           Retail (Discounters)                    2.0
--------------------------------------------------------------------------------------------------
 9   John Hancock Bank & Thrift Opportunity Fund     Closed-End Domestic Funds               1.9
--------------------------------------------------------------------------------------------------
10   American International Group, Inc.              Insurance (Property-Casualty)           1.8
--------------------------------------------------------------------------------------------------




================================================================================


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 98.41%
Bermuda - 1.05%
Basic Materials - 0.98%
  Manufacturing (Diversified) - 0.98%
Tyco International Ltd. ..............................        8,897   $  484,887
                                                                      ----------
COMMUNICATION SERVICES - 0.07%
  TELECOMMUNICATIONS (LONG DISTANCE) - 0.07%
Global Crossing Ltd.+ ................................        4,000       34,560
                                                                      ----------
Total Bermuda (cost - $556,822) ......................                   519,447
                                                                      ----------
CANADA - 0.48%
BASIC MATERIALS - 0.22%
  ALUMINUM - 0.13%
Alcan Inc. ...........................................        1,500       63,030
                                                                      ----------
GOLD & Precious Metals - 0.09%
Barrick Gold Corp. ...................................        1,900       28,785
Placer Dome Inc. .....................................        1,500       14,700
                                                                      ----------
                                                                          43,485
                                                                      ----------
Total Basic Materials ................................                   106,515
                                                                      ----------
TECHNOLOGY - 0.26%
  COMMUNICATION EQUIPMENT - 0.26%
Nortel Networks Corp. ................................       14,400      130,896
                                                                      ----------
Total Canada (cost - $295,236) .......................                   237,411
                                                                      ----------
CAYMAN ISLANDS - 0.13%
  ENERGY - 0.13%
OIL & GAS (DRILLING & EXPLORATION) - 0.13%
        Transocean Sedco Forex Inc.
        (cost - $73,035) .............................        1,500       61,875
                                                                      ----------
GERMANY - 0.45%
BASIC MATERIALS - 0.45%
  MANUFACTURING (DIVERSIFIED) - 0.45%
Siemens AG, ADR (cost - $285,275) ....................        3,600      222,804
                                                                      ----------
NETHERLANDS - 1.98%
CONSUMER STAPLES - 0.54%
  FOODS - 0.54%
        Unilever NV, NY Shares .......................        4,500      268,065
                                                                      ----------
ENERGY - 1.44%
  OIL (INTERNATIONAL INTEGRATED) - 1.16%
Royal Dutch Petroleum Co., NY Shares .................        9,800      571,046
                                                                      ----------


                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.28%
        Schlumberger Ltd. ............................        2,600   $  136,890
                                                                      ----------
Total Energy .........................................                   707,936
                                                                      ----------
Total Netherlands (cost - $1,075,146) ................                   976,001
                                                                      ----------
PANAMA - 0.17%
  CONSUMER STAPLES - 0.17%
   ENTERTAINMENT - 0.17%
Carnival Corp. (cost - $80,421) ......................        2,700       82,890
                                                                      ----------
UNITED STATES - 94.15%
  BASIC MATERIALS - 1.84%
   ALUMINUM - 0.34%
Alcoa Inc. ...........................................        4,200      165,480
                                                                      ----------
CHEMICALS (DIVERSIFIED) - 0.90%
Air Products & Chemicals, Inc. .......................        1,100       50,325
Dow Chemical Co. (The) ...............................        4,100      136,325
E.I. du Pont de Nemours & Co. ........................        4,700      226,728
Rohm & Hass Co. ......................................        1,000       32,900
                                                                      ----------
                                                                         446,278
                                                                      ----------
GOLD & PRECIOUS METALS - 0.02%
Homestake Mining Co. .................................        1,300       10,075
                                                                      ----------
PAPER & FOREST PRODUCTS - 0.58%
International Paper Co. ..............................        2,500       89,250
Kimberly-Clark Corp. .................................        2,500      139,750
Weyerhaeuser Co. .....................................        1,000       54,970
                                                                      ----------
                                                                         283,970
                                                                      ----------
Total Basic Materials ................................                   905,803
                                                                      ----------
CAPITAL GOODS - 8.02%
  AEROSPACE/DEFENSE - 1.15%
Boeing Co. (The) .....................................        4,100      227,960
General Dynamics Corp. ...............................        2,600      202,306
Lockheed Martin Corp. ................................        2,500       92,625
Raytheon Co. .........................................        1,600       42,480
                                                                      ----------
                                                                         565,371
                                                                      ----------
ELECTRICAL EQUIPMENT - 0.44%
        Motorola, Inc. ...............................       10,000      165,600
        Solectron Corp.+ .............................        2,900       53,070
                                                                      ----------
                                                                         218,670
                                                                      ----------



================================================================================
                                 See accompanying notes to financial statements.
                                                                               5



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

MACHINERY (DIVERSIFIED) - 0.43%
        Caterpillar Inc. .............................        1,600   $   80,080
        Deere & Co. ..................................        1,100       41,635
        Illinois Tool Works Inc. .....................        1,400       88,620
                                                                      ----------
                                                                         210,335
                                                                      ----------
MANUFACTURING (DIVERSIFIED) - 5.68%
General Electric Co. .................................       45,400    2,213,250
Honeywell International Inc. .........................        3,600      125,964
Masco Corp. ..........................................        2,500       62,400
Minnesota Mining & Manufacturing Co. (3M) ............        1,900      216,790
United Technologies Corp. ............................        2,500      183,150
                                                                      ----------
                                                                       2,801,554
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES - 0.15%
Pitney Bowes Inc. ....................................        1,100       46,332
Xerox Corp. ..........................................        3,000       28,710
                                                                      ----------
                                                                          75,042
                                                                      ----------
WASTE MANAGEMENT - 0.17%
Waste Management, Inc. ...............................        2,800       86,296
                                                                      ----------
Total Capital Goods ..................................                 3,957,268
                                                                      ----------
CLOSED-END FUNDS - 1.85%
  CLOSED-END DOMESTIC FUNDS - 1.85%
John Hancock Bank & Thrift Opportunity Fund ..........      103,000      913,610
                                                                      ----------
COMMUNICATION SERVICES - 5.90%
  TELECOMMUNICATIONS (CELLULAR) - 0.79%
Alltel Corp. .........................................        1,500       91,890
Ciena Corp.+ .........................................        3,200      121,600
Nextel Communications, Inc., Class A+ ................        3,500       61,250
Sprint Corp. (PCS Group)+ ............................        4,300      103,845
WorldCom, Inc. (MCI Group)+ ..........................          528        8,501
                                                                      ----------
                                                                         387,086
                                                                      ----------
TELECOMMUNICATIONS (LONG DISTANCE) - 1.32%
AT&T Corp. ...........................................       17,200      378,400
Sprint Corp. .........................................        4,000       85,440
WorldCom, Inc.
  (WorldCom Group) ...................................       13,200      187,440
                                                                      ----------
                                                                         651,280
                                                                      ----------




                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

TELEPHONE - 3.79%
BellSouth Corp. ......................................        8,500   $  342,295
Qwest Communications International Inc. ..............        7,600      242,212
SBC Communications Inc. ..............................       15,500      620,930
Verizon Communications Inc. ..........................       12,400      663,400
                                                                      ----------
                                                                       1,868,837
                                                                      ----------
Total Communication Services .........................                 2,907,203
                                                                      ----------
CONSUMER CYCLICALS - 7.23%
  AUTO PARTS & EQUIPMENT - 0.08%
Delphi Automotive Systems Corp. ......................        2,600       41,418
                                                                      ----------
AUTOMOBILES - 0.90%
Ford Motor Co. .......................................        8,600      211,130
General Motors Corp. .................................        2,600      167,310
Harley-Davidson, Inc. ................................        1,400       65,912
                                                                      ----------
                                                                         444,352
                                                                      ----------
BUILDING MATERIALS - 0.07%
Georgia-Pacific Group ................................        1,000       33,850
                                                                      ----------
CONSUMER (JEWELRY, NOVELTIES) - 0.10%
Mattel, Inc. .........................................        2,500       47,300
                                                                      ----------
HOUSEHOLD FURNISHINGS & APPAREL - 0.15%
Bed Bath & Beyond Inc.+ ..............................        1,300       40,560
Newell Rubbermaid Inc. ...............................        1,100       32,630
                                                                      ----------
                                                                          73,190
                                                                      ----------
LODGING & HOTELS - 0.15%
Hilton Hotels Corp. ..................................        1,700       19,720
Marriott International, Inc., Class A ................        1,100       52,074
                                                                      ----------
                                                                          71,794
                                                                      ----------
PUBLISHING (NEWSPAPERS) - 0.27%
        Gannett Co., Inc. ............................        1,200       79,080
        Tribune Co. ..................................        1,400       56,014
                                                                      ----------
                                                                         135,094
                                                                      ----------
RETAIL (BUILDING SUPPLIES) - 0.26%
        Lowe's Companies, Inc. .......................        1,800      130,590
                                                                      ----------


================================================================================
See accompanying notes to financial statements.
6



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.04%
Circuit City Stores - Circuit City Group .............        1,000   $   18,000
                                                                      ----------
RETAIL (DEPARTMENT STORES) - 0.63%
Federated Department Stores, Inc.+ ...................        1,000       42,500
J.C. Penney Co., Inc. ................................        1,300       34,268
Kohl's Corp.+ ........................................        3,000      188,190
May Department Stores Co. (The) ......................        1,400       47,964
                                                                      ----------
                                                                         312,922
                                                                      ----------
RETAIL (DISCOUNTERS) - 2.47%
Dollar General Corp. .................................        1,500       29,250
Kmart Corp.+ .........................................        2,500       28,675
Target Corp. .........................................        4,100      141,860
TJX Companies, Inc. (The) ............................        1,300       41,431
Wal-Mart Stores, Inc. ................................       20,000      976,000
                                                                      ----------
                                                                       1,217,216
                                                                      ----------
RETAIL (GENERAL MERCHANDISE) - 0.14%
Sears, Roebuck & Co. .................................        1,600       67,696
                                                                      ----------
RETAIL (HOME SHOPPING) - 0.97%
Home Depot, Inc. (The) ...............................       10,300      479,465
                                                                      ----------
RETAIL (SPECIALTY) - 0.16%
Office Depot, Inc.+ ..................................        1,400       14,532
Staples, Inc.+ .......................................        2,500       39,975
Toys "R" Us, Inc.+ ...................................        1,000       24,750
                                                                      ----------
                                                                          79,257
                                                                      ----------
RETAIL (SPECIALTY-APPAREL) - 0.30%
Gap, Inc. (The) ......................................        3,900      113,100
Limited, Inc. (The) ..................................        2,000       33,040
                                                                      ----------
                                                                         146,140
                                                                      ----------
SERVICES (ADVERTISING/MARKETING) - 0.08%
Interpublic Group of Companies (The) .................        1,400       41,090
                                                                      ----------
SERVICES (COMMERCIAL & CONSUMER) - 0.35%
Cendant Corp.+ .......................................        3,300       64,350
IMS Health Inc. ......................................        1,400       39,900
Paychex, Inc. ........................................        1,700       68,000
                                                                      ----------
                                                                         172,250
                                                                      ----------


                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.11%
Nike, Inc., Class B ..................................        1,300   $   54,587
                                                                      ----------
Total Consumer Cyclicals .............................                 3,566,211
                                                                      ----------
CONSUMER STAPLES - 11.65%
  BEVERAGES (ALCOHOLIC) - 0.34%
Anheuser-Busch Companies, Inc. .......................        4,100      168,920
                                                                      ----------
BEVERAGES (NON-ALCOHOLIC) - 1.70%
Coca-Cola Co. (The) ..................................       11,300      508,500
Coca-Cola Enterprises Inc. ...........................        2,500       40,875
PepsiCo., Inc. .......................................        6,600      291,720
                                                                      ----------
                                                                         841,095
                                                                      ----------
BROADCASTING (TV, CABLE, RADIO) - 2.84%
AOL Time Warner Inc.+ ................................       19,850    1,052,050
Clear Channel Communications, Inc.+ ..................        2,700      169,290
Comcast Corp., Special Class A+ ......................        4,100      177,940
                                                                      ----------
                                                                       1,399,280
                                                                      ----------
DISTRIBUTORS (FOOD & HEALTH) - 0.21%
Costco Wholesale Corp.+ ..............................        2,500      102,700
                                                                      ----------
ENTERTAINMENT - 1.28%
Viacom Inc., non-voting Class B+ .....................        6,900      357,075
Walt Disney Co. (The) ................................        9,500      274,455
                                                                      ----------
                                                                         631,530
                                                                      ----------
FOODS - 1.15%
Archer-Daniels-Midland Co. ...........................        2,900       37,700
Campbell Soup Co. ....................................        2,000       51,500
ConAgra Foods, Inc. ..................................        2,500       49,525
General Mills, Inc. ..................................        1,300       56,914
H.J. Heinz Co. .......................................        1,600       65,424
Kellogg Co. ..........................................        1,900       55,100
Ralston Purina Co. ...................................        1,400       42,028
Sara Lee Corp. .......................................        3,800       71,972
Sysco Corp. ..........................................        3,100       84,165
Wrigley (William) Jr. Co. ............................        1,100       51,535
                                                                      ----------
                                                                         565,863
                                                                      ----------


================================================================================
                                 See accompanying notes to financial statements.
                                                                               7



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.07%
Clorox Co. (The) .....................................        1,100   $   37,235
                                                                      ----------
PERSONAL CARE - 1.52%
Avon Products, Inc. ..................................        1,200       55,536
Colgate-Palmolive Co. ................................        2,600      153,374
Gillette Co. (The) ...................................        5,500      159,445
Procter & Gamble Co. (The) ...........................        6,000      382,800
                                                                      ----------
                                                                         751,155
                                                                      ----------
RESTAURANTS - 0.44%
McDonald's Corp. .....................................        6,500      175,890
Starbucks Corp.+ .....................................        1,700       39,100
                                                                      ----------
                                                                         214,990
                                                                      ----------
RETAIL (DRUG STORES) - 0.46%
CVS Corp. ............................................        1,800       69,480
Walgreen Co. .........................................        4,600      157,090
                                                                      ----------
                                                                         226,570
                                                                      ----------
RETAIL (FOOD CHAINS) - 0.59%
Albertson's, Inc. ....................................        2,500       74,975
Kroger Co. (The)+ ....................................        3,800       95,000
Safeway Inc.+ ........................................        2,500      120,000
                                                                      ----------
                                                                         289,975
                                                                      ----------
TOBACCO - 1.05%
Philip Morris Companies Inc. .........................       10,200      517,650
                                                                      ----------
Total Consumer Staples ...............................                 5,746,963
                                                                      ----------
ENERGY - 5.48%
  OIL (DOMESTIC INTEGRATED) - 2.82%
Exxon Mobil Corp. ....................................       15,900    1,388,865
                                                                      ----------
OIL (INTERNATIONAL INTEGRATED) - 1.08%
Chevron Corp. ........................................        5,000      452,500
Conoco Inc., Class B .................................        2,800       80,920
                                                                      ----------
                                                                         533,420
                                                                      ----------
OIL & GAS (DRILLING & EXPLORATION) - 0.11%
Baker Hughes Inc. ....................................        1,600       53,600
                                                                      ----------


                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.89%
Anadarko Petroleum Corp. .............................        1,200   $   64,836
Burlington Resources Inc. ............................        1,000       39,950
Enron Corp. ..........................................        3,400      166,600
Texaco Inc. ..........................................        2,500      166,500
                                                                      ----------
                                                                         437,886
                                                                      ----------
OIL & GAS (REFINING & MINING) - 0.58%
Halliburton Co. ......................................        2,500       89,000
Occidental Petroleum Corp. ...........................        1,700       45,203
Phillips Petroleum Co. ...............................        1,200       68,400
Unocal Corp. .........................................        1,200       40,980
USX-Marathon Group ...................................        1,500       44,265
                                                                      ----------
                                                                         287,848
                                                                      ----------
Total Energy .........................................                 2,701,619
                                                                      ----------
FINANCIAL - 16.45%
Banks (Major Regional) - 2.43%
AmSouth Bancorp ......................................        1,800       33,282
Bank One Corp. .......................................        5,300      189,740
BB&T Corp. ...........................................        1,900       69,730
Fifth Third Bancorp ..................................        2,500      150,125
Huntington Bancshares Inc. ...........................        1,200       19,620
Mellon Financial Corp. ...............................        2,500      115,000
National City Corp. ..................................        2,800       86,184
Northern Trust Corp. .................................        1,000       62,500
PNC Financial Services Group .........................        1,400       92,106
Regions Financial Corp. ..............................        1,000       32,000
SouthTrust Corp. .....................................        1,500       39,000
Synovus Financial Corp. ..............................        1,300       40,794
U.S. Bancorp .........................................        8,701      198,296
Wachovia Corp. .......................................        1,000       71,150
                                                                      ----------
                                                                       1,199,527
                                                                      ----------
BANKS (MONEY CENTER) - 3.73%
Bank of America Corp. ................................        7,400      444,222
Bank of New York Co., Inc. (The)+ ....................        3,400      163,200
First Union Corp. ....................................        4,500      157,230
FleetBoston Financial Corp. ..........................        4,100      161,745
J.P. Morgan Chase & Co. ..............................        8,700      388,020
KeyCorp ..............................................        2,000       52,100
SunTrust Banks, Inc. .................................        1,400       90,692
Wells Fargo & Co. ....................................        8,100      376,083
                                                                      ----------
                                                                       1,833,292
                                                                      ----------

================================================================================
See accompanying notes to financial statements.
8



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

CONSUMER FINANCE - 1.23%
American Express Co. .................................        6,100   $  236,680
Household International, Inc. ........................        2,500      166,750
MBNA Corp. ...........................................        3,900      128,505
Providian Financial Corp. ............................        1,300       76,960
                                                                      ----------
                                                                         608,895
                                                                      ----------
DIVERSIFIED - 1.78%
Fannie Mae ...........................................        4,000      340,600
Freddie Mac ..........................................        3,100      217,000
Morgan Stanley Dean Witter & Co. .....................        5,000      321,150
                                                                      ----------
                                                                         878,750
                                                                      ----------
INSURANCE (BROKERS) - 0.42%
Hartford Financial Services Group, Inc. (The) ........        1,100       75,240
Marsh & McLennan Companies, Inc. .....................        1,300      131,300
                                                                      ----------
                                                                         206,540
                                                                      ----------
INSURANCE (LIFE & HEALTH) - 0.81%
AFLAC Inc. ...........................................        2,600       81,874
American General Corp. ...............................        2,400      111,480
Aon Corp. ............................................        1,200       42,000
Conseco Inc. .........................................        1,500       20,475
MetLife, Inc. ........................................        3,500      108,430
UnumProvident Corp. ..................................        1,100       35,332
                                                                      ----------
                                                                         399,591
                                                                      ----------
INSURANCE (PROPERTY-CASUALTY) - 4.71%
Allstate Corp. (The) .................................        3,300      145,167
American International Group, Inc. ...................       10,600      911,600
Citigroup Inc. .......................................       23,000    1,215,320
St. Paul Companies, Inc. (The) .......................        1,000       50,690
                                                                      ----------
                                                                       2,322,777
                                                                      ----------
INVESTMENT BANKING & BROKERAGE - 0.81%
Charles Schwab Corp. (The) ...........................        6,300       96,390
Lehman Brothers Holdings Inc. ........................        1,100       85,525
Merrill Lynch & Co., Inc. ............................        3,700      219,225
                                                                      ----------
                                                                         401,140
                                                                      ----------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.18%
Franklin Resources, Inc. .............................        1,200   $   54,924
Stilwell Financial, Inc. .............................        1,000       33,560
                                                                      ----------
                                                                          88,484
                                                                      ----------
SAVINGS & LOANS - 0.35%
Charter One Financial, Inc. ..........................        1,000       31,900
Washington Mutual, Inc. ..............................        3,750      140,812
                                                                      ----------
                                                                         172,712
                                                                      ----------
Total Financial ......................................                 8,111,708
                                                                      ----------
HEALTH CARE - 12.28%
  BIOTECHNOLOGY - 0.67%
Amgen Inc.+ ..........................................        4,700      285,196
MedImmune, Inc.+ .....................................        1,000       47,200
                                                                      ----------
                                                                         332,396
                                                                      ----------
DRUGS (GENERIC) - 0.37%
Cardinal Health, Inc. ................................        1,950      134,550
McKesson HBOC, Inc. ..................................        1,300       48,256
                                                                      ----------
                                                                         182,806
                                                                      ----------
DRUGS (MAJOR PHARMACEUTICALS) - 9.54%
Abbott Laboratories ..................................        7,100      340,871
Allergan, Inc. .......................................        1,000       85,500
American Home Products Co. ...........................        6,000      350,640
Bristol-Myers Squibb Co. .............................        8,900      465,470
Eli Lilly & Co. ......................................        5,300      392,200
Johnson & Johnson ....................................       13,878      693,900
Merck & Co., Inc. ....................................       10,500      671,055
Pfizer Inc. ..........................................       29,700    1,189,485
Pharmacia Corp. ......................................        5,900      271,105
Schering-Plough Corp. ................................        6,700      242,808
                                                                      ----------
                                                                       4,703,034
                                                                      ----------
HOSPITAL MANAGEMENT - 0.38%
HCA Inc. .............................................        2,500      112,975
Tenet Healthcare Corp.+ ..............................        1,500       77,385
                                                                      ----------
                                                                         190,360
                                                                      ----------
MANAGED CARE - 0.19%
UnitedHealth Group Inc. ..............................        1,500       92,625
                                                                      ----------

================================================================================
                                 See accompanying notes to financial statements.
                                                                               9



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

MEDICAL PRODUCTS - 1.07%
Baxter International Inc. ............................        2,800   $  137,200
Becton, Dickinson & Co. ..............................        1,200       42,948
Boston Scientific Corp.+ .............................        2,500       42,500
Guidant Corp.+ .......................................        1,400       50,400
Medtronic, Inc. ......................................        5,500      253,055
                                                                      ----------
                                                                         526,103
                                                                      ----------
SPECIALIZED SERVICES - 0.06%
Healthsouth Corp. ....................................        1,800       28,746
                                                                      ----------
Total Health Care ....................................                 6,056,070
                                                                      ----------
TECHNOLOGY - 19.60%
  COMMUNICATION EQUIPMENT - 1.02%
ADC Telecommunications, Inc.+ ........................        3,500       23,100
Avaya Inc. ...........................................        1,300       17,810
Corning Inc. .........................................        4,200       70,182
Lucent Technologies Inc. .............................       19,600      121,520
Qualcomm Inc.+ .......................................        4,000      233,920
Tellabs, Inc.+ .......................................        1,900       36,822
                                                                      ----------
                                                                         503,354
                                                                      ----------
COMPUTERS (HARDWARE) - 5.40%
Apple Computer, Inc.+ ................................        1,500       34,875
Compaq Computer Corp. ................................       15,400      238,546
Dell Computer Corp.+ .................................       11,800      308,570
Gateway, Inc.+ .......................................        1,500       24,675
Hewlett-Packard Co. ..................................        9,100      260,260
International Business Machines Corp. ................       14,500    1,638,500
Sun Microsystems, Inc.+ ..............................       10,000      157,200
                                                                      ----------
                                                                       2,662,626
                                                                      ----------
COMPUTERS (NETWORKING) - 0.74%
Cisco Systems, Inc.+ .................................       20,000      364,000
                                                                      ----------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 7.60%
Adobe Systems Inc. ...................................        1,100   $   51,700
BMC Software, Inc.+ ..................................        1,100       24,794
BroadVision, Inc.+ ...................................        1,300        6,500
Computer Associates International, Inc. ..............        2,700       97,200
Compuware Corp.+ .....................................        1,700       23,783
Emc Corp.+ ...........................................       10,000      290,500
First Data Corp. .....................................        1,900      122,075
Intuit Inc.+ .........................................        2,000       79,980
McDATA Corp., Class A+ ...............................          368        6,458
Microsoft Corp.+ .....................................       33,800    2,467,400
Novell, Inc.+ ........................................        1,500        8,535
Oracle Corp.+ ........................................       25,200      478,800
Parametric Technology Corp.+ .........................        1,300       18,187
Unisys Corp.+ ........................................        1,500       22,065
Yahoo! Inc.+ .........................................        2,500       49,975
                                                                      ----------
                                                                       3,747,952
                                                                      ----------
ELECTRONICS (COMPONENT DISTRIBUTION) - 0.25%
Emerson Electric Co. .................................        2,000      121,000
                                                                      ----------
ELECTRONICS (SEMICONDUCTORS) - 3.06%
Advanced Micro Devices, Inc.+ ........................        1,500       43,320
Altera Corp.+ ........................................        1,900       55,100
Analog Devices, Inc.+ ................................        1,700       73,525
Conexant Systems, Inc.+ ..............................        1,100        9,845
Intel Corp. ..........................................       30,200      883,350
LSI Logic Corp.+ .....................................        1,500       28,200
Micron Technology, Inc.+ .............................        2,600      106,860
Texas Instruments Inc. ...............................        7,900      248,850
Xilinx, Inc.+ ........................................        1,500       61,860
                                                                      ----------
                                                                       1,510,910
                                                                      ----------
EQUIPMENT (SEMICONDUCTORS) - 0.79%
Agilent Technologies, Inc.+ ..........................        2,500       81,250
Applied Materials, Inc.+ .............................        3,700      181,670
Linear Technology Corp. ..............................        1,500       66,330
Maxim Integrated Products, Inc.+ .....................        1,300       57,473
                                                                      ----------
                                                                         386,723
                                                                      ----------
PHOTOGRAPHY/IMAGING - 0.13%
Eastman Kodak Co. ....................................        1,400       65,352
                                                                      ----------


================================================================================
See accompanying notes to financial statements.
10



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.61%
Automatic Data Processing, Inc. ......................        2,900   $  144,130
Electronic Data Systems Corp. ........................        2,500      156,250
                                                                      ----------
                                                                         300,380
                                                                      ----------
Total Technology .....................................                 9,662,297
                                                                      ----------
TRANSPORTATION - 0.63%
  AIR FREIGHT - 0.10%
FedEx Corp.+ .........................................        1,300       52,260
                                                                      ----------
AIRLINES - 0.14%
Southwest Airlines Co. ...............................        3,750       69,338
                                                                      ----------
RAILROADS - 0.39%
Burlington Northern Santa
Fe Corp. .............................................        1,900       57,323
CSX Corp. ............................................        1,000       36,240
Norfolk Southern Corp. ...............................        1,800       37,260
Union Pacific Corp. ..................................        1,100       60,401
                                                                      ----------
                                                                         191,224
                                                                      ----------
Total Transportation .................................                   312,822
                                                                      ----------
UTILITIES - 3.22%
  ELECTRIC COMPANIES - 2.32%
AES Corp. (The)+ .....................................        2,500      107,625
American Electric Power Co., Inc. ....................        1,500       69,255
Consolidated Edison, Inc. ............................        1,000       39,800
Dominion Resources, Inc. .............................        1,100       66,143
Duke Energy Corp. ....................................        9,000      351,090
Edison International+ ................................        1,500       16,725
Entergy Corp. ........................................        1,100       42,229
Exelon Corp. .........................................        1,500       96,180
FirstEnergy Corp. ....................................        1,100       35,376
NiSource Inc. ........................................        1,000       27,330
Progress Energy, Inc. ................................        1,000       44,920
Reliant Energy, Inc. .................................        1,400       45,094
Sempra Energy ........................................        1,000       27,340
Southern Co. (The) ...................................        3,100       72,075
TXU Corp. ............................................        1,200       57,828
Xcel Energy, Inc. ....................................        1,600       45,520
                                                                      ----------
                                                                       1,144,530
                                                                      ----------


                                                             No. of      Value
Description                                                  Shares     (Note A)
--------------------------------------------------------------------------------

NATURAL GAS - 0.71%
Dynegy Inc., Class A .................................        1,500   $   69,750
El Paso Corp. ........................................        2,500      131,350
PG&E Corp.+ ..........................................        1,800       20,160
Public Service Enterprises Group Inc. ................        1,000       48,900
Williams Companies, Inc. (The) .......................        2,500       82,375
                                                                      ----------
                                                                         352,535
                                                                      ----------
POWER PRODUCTS (INDEPENDENT) - 0.19%
Calpine Corp.+ .......................................        1,300       49,140
Mirant Corp.+ ........................................        1,232       42,380
                                                                      ----------
                                                                          91,520
                                                                      ----------
Total Utilities ......................................                 1,588,585
                                                                      ----------
Total United States (cost - $47,643,678) .............                46,430,159
                                                                      ----------
TOTAL EQUITY SECURITIES
  (cost - $50,009,613) ...............................                48,530,587
                                                                      ----------
SHORT-TERM INVESTMENT - 1.77%
  REPURCHASE AGREEMENT - 1.77%
                                                          Principal
                                                            Amount
                                                            (000's)
                                                          ----------
Bear, Stearns & Co. Inc. (Agreement
     dated 06/29/01 to be repurchased at
     $871,129), 3.97%, 07/02/01
     (cost - $870,841) (Note F) ......................        $871       870,841
                                                                      ----------
TOTAL INVESTMENTS - 100.18%
  (cost - $50,880,454) (Notes A, C) ..................               49,401,428

LIABILITIES IN EXCESS OF CASH AND
        OTHER ASSETS - (0.18)% .......................                  (88,776)
                                                                    -----------
NET ASSETS - 100.00% .................................              $49,312,652

                                                                    ===========
ADR     American Depositary Receipts.
+       Security is non-income producing.


================================================================================
                                 See accompanying notes to financial statements.
                                                                              11


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $50,880,454) (Note A) ....................   $ 49,401,428
Cash collateral received for securities loaned (Note E) ..............      1,334,269
Receivables:
        Investments sold .............................................         87,862
        Dividends ....................................................         32,489
        Interest .....................................................          3,919
Prepaid expenses .....................................................         27,952
                                                                         ------------
Total Assets .........................................................     50,887,919
                                                                         ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) ....................      1,334,269
        Investments purchased ........................................         86,178
        Investment management fees (Note B) ..........................         41,316
        Capital stock repurchased (Note D) ...........................         39,104
        Other accrued expenses .......................................         74,400
                                                                         ------------
Total Liabilities ....................................................      1,575,267
                                                                         ------------
NET ASSETS (applicable to 4,292,316 shares of common stock oustanding)   $ 49,312,652
                                                                         ============
NET ASSET VALUE PER SHARE ($49,312,652 / 4,292,316) ..................   $      11.49
                                                                         ============
NET ASSETS CONSISTS OF
Capital stock, $0.001 par value; 4,292,316 shares outstanding
                (100,000,000 shares authorized) ......................   $      4,292
Paid-in capital ......................................................     62,101,892
Cost of 140,100 shares repurchased ...................................     (1,378,476)
Undistributed net investment income ..................................         43,698
Accumulated net realized loss on investments and
        foreign currency related transactions ........................     (9,979,728)
Net unrealized depreciation in value of investments ..................     (1,479,026)
                                                                         ------------
Net assets applicable to shares outstanding ..........................   $ 49,312,652
                                                                         ============



================================================================================
See accompanying notes to financial statements.
12


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME Income (Note A):
        Dividends ............................................      $   309,061
        Interest .............................................          122,766
        Less: Foreign taxes withheld .........................           (2,160)
                                                                    -----------
        Total Investment Income ..............................          429,667
                                                                    -----------

Expenses:
        Investment management fees (Note B) ..................          102,485
        Audit and legal fees (Note B) ........................           93,104
        Directors' fees ......................................           54,488
        Administration fees ..................................           37,929
        Accounting fees ......................................           27,429
        Custodian fees .......................................           25,505
        Transfer agent fees ..................................           19,383
        Printing .............................................           14,795
        NYSE listing fees ....................................            8,024
        Insurance ............................................            4,668
        Other ................................................           17,337
                                                                    -----------
        Total Expenses .......................................          405,147
                Less: Fees paid indirectly (Note B) ..........          (16,634)
                Less: Management fee waivers (Note B) ........           (2,544)
                                                                    -----------
        Net Expenses .........................................          385,969
                                                                    -----------
        Net Investment Income ................................           43,698
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
        Investments ..........................................       (2,193,514)
        Foreign currency related transactions ................              234
Net change in unrealized appreciation in value of
     investments and translation of other assets
     and liabilities denominated in foreign currency .........       (1,999,542)
                                                                    -----------
Net realized and unrealized loss on investments and
     foreign currency related transactions ...................       (4,192,822)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $(4,149,124)
                                                                    ===========



================================================================================
                                 See accompanying notes to financial statements.
                                                                              13


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                        For the           For the
                                                     Six Months Ended    Year Ended
                                                       June 30, 2001     December 31,
                                                        (unaudited)          2000
                                                        -----------          ----

DECREASE IN NET ASSETS
Operations:
        Net investment income/(loss) ................   $     43,698    $    (38,625)
        Net realized loss on investments and
          foreign currency related transactions .....     (2,193,280)     (7,140,430)
        Reimbursement from adviser ..................           --            86,640
        Net change in unrealized appreciation in
          value of investments and translation of
          other assets and liabilities denominated
          in foreign currency .......................     (1,999,542)     (7,125,666)
                                                        ------------    ------------

                Net decrease in net assets resulting
                    from operations .................     (4,149,124)    (14,218,081)
                                                        ------------    ------------

Dividends and distributions to shareholders (Note A):
        Net investment income .......................           --            (3,607)
        Net realized gain on investments and
          foreign currency related transactions .....           --        (1,168,685)
                                                        ------------    ------------
                Total dividends and distributions
                    to shareholders .................           --        (1,172,292)
                                                        ------------    ------------

Capital stock transactions (Note D):
        Cost of 140,100 and 651,800
          shares repurchased, respectively ..........     (1,378,476)     (8,378,956)
                                                        ------------    ------------
                Total decrease in net assets ........     (5,527,600)    (23,769,329)
                                                        ------------    ------------
NET ASSETS
Beginning of period .................................     54,840,252      78,609,581
                                                        ------------    ------------

End of period (including undistributed
     net investment income of $43,698
     at June 30, 2001) ..............................   $ 49,312,652    $ 54,840,252
                                                        ============    ============




================================================================================
See accompanying notes to financial statements.
14

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock oustanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------


                                          For the Six
                                          Months Ended                      For the Years Ended December 31,
                                          June 30, 2001                     --------------------------------
                                           (unaudited)             2000           1999           1998            1997
                                           -----------             ----           ----           ----            ----

Per Share Operating
Performance
Net asset value, beginning
of period ..............................   $     12.37        $     15.46     $    18.31     $    19.45     $     17.43
                                           -----------        -----------     ----------     ----------     -----------

Net investment income/(loss) ...........          0.01#             (0.01)#         0.09#          0.12            0.05
Net realized and unrealized
gain/(loss) on investments
        and foreign currency
related translations ...................         (0.95)             (3.17)         (0.90)          4.43+           6.11+
                                           -----------        -----------     ----------     ----------     -----------
Net increase/(decrease)
in net assets from operations ..........         (0.94)             (3.18)         (0.81)          4.55            6.16
                                           -----------        -----------     ----------     ----------     -----------
Dividends and distributions
to shareholders:
        Net investment income ..........           --                 --*          (0.08)          (0.07)         (0.01)
        Net realized gain on investments
        and foreign currency related
        transactions ...................           --               (0.26)         (2.08)         (5.62)          (4.13)
                                           -----------        -----------     ----------     ----------     -----------
Total dividends and distributions
to shareholders ........................           --               (0.26)         (2.16)         (5.69)          (4.14)
                                           -----------        -----------     ----------     ----------     -----------
Anti-dilutive effect due to
capital shares repurchased .............          0.06               0.35           0.12            --              --
                                           -----------        -----------     ----------     ----------     -----------
Net asset value, end of period .........   $     11.49        $     12.37     $    15.46     $    18.31     $     19.45
                                           ===========        ===========     ==========     ==========     ===========
Market value, end of period ............   $    10.000        $     9.500     $   13.063     $   15.625     $    15.813
                                           ===========        ===========     ==========     ==========     ===========
Total investment return (a) ............          5.26%            (27.27)%        (1.84)%        32.56%          43.21%
                                           ===========        ===========     ==========     ==========     ===========
Ratios/Supplemental
Data
Net assets, end of period
(000 omitted) ..........................   $    49,313        $    54,840     $   78,609     $   98,084     $   103,444
Ratio of expenses to average
net assets, net of fee waivers .........          1.48%(b)(c)        2.46%          2.10%          1.50%           1.56%
Ratio of expenses to average
     net assets, excluding
     fee waivers .......................          1.56%(b)(d)        2.65%          2.28%          1.66%           1.73%
Ratio of net investment income/
     (loss) to average net assets ......          1.65%(b)          (0.06)%         0.59%          0.51%           0.23%
Portfolio turnover rate ................         30.15%             38.13%         39.60%         48.52%          72.25%









                                                                           For the Years Ended December 31,
                                                                           --------------------------------
                                                1996           1995          1994           1993           1992           1991
                                                ----           ----          ----           ----           ----           ----


Net asset value, beginning
of period ..............................   $     13.29     $    14.33     $   12.52     $     8.90     $    10.77     $    10.96
                                           -----------     ----------     ---------     ----------     ----------     ----------
Net investment income/(loss) ...........          0.11           0.17          0.06           0.07           0.11           0.13
Net realized and unrealized
gain/(loss) on investments
        and foreign currency
related translations ...................          4.11          (1.03)         1.81           3.55          (1.92)         (0.21)
                                           -----------     ----------     ---------     ----------     ----------     ----------
Net increase/(decrease)
in net assets from operations ..........          4.22          (0.86)         1.87           3.62          (1.81)         (0.08)
                                           -----------     ----------     ---------     ----------     ----------     ----------
Dividends and distributions
to shareholders:
        Net investment income ..........         (0.08)         (0.15)         (0.06)           --          (0.06)         (0.11)
        Net realized gain on investments
        and foreign currency related
        transactions ...................            --          (0.03)           --             --            --              --
                                           -----------     ----------     ---------     ----------     ----------     ----------
Total dividends and distributions
to shareholders ........................         (0.08)         (0.18)         (0.06)           --           (0.06)        (0.11)
                                           -----------     ----------     ---------     ----------     ----------     ----------
Anti-dilutive effect due to
capital shares repurchased .............          --             --            --             --              --             --
                                           -----------     ----------     ---------     ----------     ----------     ----------
Net asset value, end of period .........   $     17.43     $    13.29     $   14.33     $    12.52     $     8.90     $    10.77
                                           ===========     ==========     =========     ==========     ==========     ==========
Market value, end of period ............   $    13.750     $   11.125     $  13.875     $   14.125     $    8.000     $    9.750
                                           ===========     ==========     =========     ==========     ==========     ==========
Total investment return (a) ............         24.28%        (18.65)%       (1.35)%        76.56%        (17.34)%         6.58%
                                           ===========     ==========     =========     ==========     ==========     ==========
Ratios/Supplemental
Data
Net assets, end of period
(000 omitted) ..........................   $    92,399     $   70,431     $   5,908     $   66,351     $   47,134      $  57,036
Ratio of expenses to average
net assets, net of fee waivers .........          1.62%          1.58%         1.41%          1.97%          1.92%          1.96%
Ratio of expenses to average
     net assets, excluding
     fee waivers .......................          1.81%          1.76%         1.59%          2.00%           --             --
Ratio of net investment income/
     (loss) to average net assets ......          0.75%          1.18%         0.43%          0.66%          1.07%          1.20%
Portfolio turnover rate ................         35.94%         35.73%        15.47%         24.47%         39.07%         13.31%

----------------------------------------------------------------------------------------------------------------------------------

+ Includes $0.02 and $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's dividend reinvestment plan in 1998 and 1997, respectively.
#     Based on average shares outstanding.
*     Amount is less than $0.01 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.
(b)   Annualized.
(c)   Expenses are net of fees paid indirectly.
(d)   Expenses exclude fees paid indirectly.


================================================================================
                                                                              15

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Progressive Return Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. As a result of a Special Meeting of Stockholders held on December 15, 2000, the Fund, formerly known as The Portugal Fund, Inc., changed its name and investment objective. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities are valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2001, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Adviser" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.



================================================================================
16

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital or foreign exchange losses incurred after October 31, 2000 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Fund elected to defer such capital losses of $6,198,459. The Fund has a capital loss carryforward of $1,587,989 which expires in 2008.

The Fund may be subject to foreign withholding taxes with respect to its foreign investment securities, if any.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.



================================================================================
                                                                              17

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


NOTE B. AGREEMENTS

At the Annual Meeting of Stockholders of the Fund held on April 19, 2001, stockholders approved a new investment management agreement by and between Cornerstone and the Fund. As a result, Cornerstone commenced its performance of the investment management services with respect to the Fund's portfolio securities, and the temporary internal management of the Fund's portfolio securities automatically ceased.

Effective April 19, 2001, Cornerstone serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 through December 31, 2001. For the period April 19, 2001 through June 30, 2001, Cornerstone earned $102,485 for investment advisory services, of which Cornerstone waived $2,544.

For the period January 1, 2001 through April 18, 2001, portfolio securities were managed by Messrs. Ralph W. Bradshaw and William A. Clark, a current and former director of the Fund, respectively. Internal management fees for this period of $30,466 are included in Directors' fees on the Statement of Operations. During such period the Fund assumed all of its own operating expenses.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $16,634 arising from credits earned on portfolio transactions executed with a broker pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $73,000 for the six months ended June 30, 2001 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001 was $51,029,620. Accordingly, the net unrealized depreciation of investments of $1,628,192 was composed of gross appreciation of $2,548,767 for those investments having and excess of value over cost and gross depreciation of $4,176,959 for those investments having an excess of cost over value.

For the period ended June 30, 2001, purchases and sales of securities, other than short-term investments, were $50,217,006 and $13,735,655, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment.

Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. The repurchase program will be subject to review by the Board of Directors of the Fund.


================================================================================
18

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

For the period ended June 30, 2001, the Fund repurchased 140,100 of its shares for a total cost of $1,378,476 at a weighted average discount of 15.37% from net asset value. The discount of the individual repurchases ranged from 12.71% - 18.68%. For the year ended December 31, 2000, the Fund repurchased 651,800 of its shares for a total cost of $8,378,956 at a weighted average discount of 16.86% from net asset value. The discount of the individual repurchases ranged from 13.30% - 24.20%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury, effective January 1, 2001.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 331/3% of its portfolio's assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at June 30, 2001 was $1,298,109 and $1,334,269, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.


During the period ended June 30, 2001, the Fund earned $542 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at June 30, 2001.

                                    PRINCIPAL                           TOTAL
                                     AMOUNT                             MARKET
ISSUER                              (000'S)      YIELD      MATURITY     VALUE
------                              -------      -----      --------     -----

United States Treasury Bond,
    Interest Only                    $4,040       5.43%      11/15/26   $888,800
                                                                        ========



NOTE G. SETTLEMENT OF LEGAL ACTION

In December 2000, the Fund reached a settlement which was approved by the court in the class action lawsuit in which it was a defendant along with its former investment adviser, Credit Suisse Asset Management Inc. ("CSAM") and the Fund's former directors (Brautigam v. Priest et al.). As a result, the Fund paid to the plaintiff's attorney $100,000 in fees and expenses and agreed to engage in certain business practices under the agreed settlement. The complaint, initially filed on June 10, 1999 in the United States District Court for the District of Delaware and thereafter transferred to the United States District Court for the Southern District of New York, alleged that the defendants breached their fiduciary duties to the Fund in violation of Sections 36 and 48 of the 1940 Act and Maryland law, by, inter alia, failing to put the interests of the Fund's shareholders before those of others, failing to take steps to reduce or eliminate the discount to net asset value at which shares of the Fund trade, and postponing the annual meeting of the Fund. In addition to plaintiff's attorney's fees mentioned above, the Fund incurred approximately $200,000 in legal expenses as a result of the lawsuit, of which approximately $145,000 was reimbursed to CSAM. Such amounts were accrued and paid by the Fund during the fiscal year ended December 31, 2000.



================================================================================
                                                                              19

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On April 19, 2001, the Annual Meeting of Stockholders of Progressive Return Fund, Inc. (the "Fund") was held and the following matters were voted upon:

     (1) To elect two class I Directors until the year 2004 Annual Meeting and one Class II Director until the year 2002 Annual Meeting.

Name of Class I Directors                  For               Abstain
-------------------------                  ---               -------
Thomas H. Lenagh                        3,400,911            272,614
Andrew A. Strauss                       3,400,915            272,610

Name of Class II Director                  For               Abstain
-------------------------                  ---               -------
Edwin Meese III                         3,399,862            273,663

     (2) To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund.

                         For             Against             Abstain
                         ---             -------             -------
                      2,240,090          276,605              24,665

     (3) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2001.

                        For              Against             Abstain
                        ---              -------             -------
                      3,490,256          167,211              16,058







================================================================================
20

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)


Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.


Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.





================================================================================
                                                                              21

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)(CONCLUDED)

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30.5% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.











================================================================================
22

PRIVACY POLICY NOTICE

The following is a description of Progressive Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

May 2001







================================================================================
                                                                              23

SUMMARY OF GENERAL INFORMATION

The Fund-- Progressive Return Fund, Inc. is a closed-end, diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION

The Fund is listed on the New York Stock Exchange (symbol "PGF"). The share price is published in: The New York Times (daily) under the designation "ProgRetFd" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "PrgrssvRetFd." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "ProgessvFd."


















--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Progressive Return Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------





================================================================================
24

                      This page intentionally left blank.

                         PROGRESSIVE RETURN FUND, INC.

================================================================================

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                       Chairman of the Board of
                                        Directors and President
Thomas H. Lenagh                        Director
Edwin Meese III                         Director
Scott B. Rogers                         Director
Andrew A. Strauss                       Director
Glenn W. Wilcox, Sr.                    Director
Gary A. Bentz                           Vice President and Treasurer
Thomas R. Westle                        Secretary

INVESTMENT ADVISER                      SHAREHOLDER SERVICING AGENT
Cornerstone Advisors, Inc.              American Stock Transfer
One West Pack Square                    & Trust Co.
Suite 1650                              59 Maiden Lane
Asheville, NC 28801                     New York, NY 10038

ADMINISTRATOR                           INDEPENDENT ACCOUNTANTS
Bear Stearns Funds                      PricewaterhouseCoopers LLP
        Management Inc.                 Two Commerce Square
575 Lexington Avenue                    Philadelphia, PA 19103
New York, NY 10022

CUSTODIAN                               LEGAL COUNSEL
Custodial Trust Company                 Spitzer & Feldman P.C.
101 Carnegie Center                     405 Park Avenue
Princeton, NJ 08540                     New York, NY 10022

EXECUTIVE OFFICES
575 Lexington Avenue
New York, NY 10022

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.




                                      PGF
                                     LISTED
                                    NYSE(R)













This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.